UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 4, 2022

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 4, 2022, Trifon Houvardas resigned from the Boards of Directors of BayFirst Financial Corp. (the “Company”) and First Home Bank (the “Bank”). Mr. Houvardas was a member of the Company’s Board of Directors’ Compensation Committee at the time of his resignation.
Prior to his resignation, Mr. Houvardas guaranteed a loan to a Bank borrower. The borrower defaulted on the payments due on the loan. At the Bank’s request, Mr. Houvardas and his co-guarantor satisfied their guarantees to the Bank. Mr. Houvardas then requested that the Bank assign to him and his co-guarantor the defaulted promissory note and related loan documents. The Bank promptly complied with this request. As part of the assignment, however, Mr. Houvardas and his co-guarantor asked the Bank to affirm that the loan had an outstanding balance at the time of the document assignment. Because Mr. Houvardas and his co-guarantor had paid the loan in full, the Bank could not truthfully make that statement and declined to do so. In Mr. Houvardas and his co-guarantor’s complaint against the borrower, they made disparaging statements regarding the Bank. The Company and the Bank vehemently disagree with such statements and requested that Mr. Houvardas and his attorney retract them. They have refused such request. At the Company and the Bank’s request, Mr. Houvardas resigned from the Boards of Directors.
Prior to filing this Form 8-K, the Company provided to Mr. Houvardas a copy of the foregoing disclosure. The Company also provided Mr. Houvardas with an opportunity to provide a letter stating whether he agrees with such disclosure and, if not, the respects in which he does not agree. Mr. Houvardas had not responded to the Company’s request before the Company filed this Form 8-K. Should Mr. Houvardas provide such a letter, the Company will amend this Form 8-K to include such letter as an exhibit.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	Date: March 9, 2022

By:	/s/ Robin L. Oliver
Robin L. Oliver
Chief Financial Officer and Chief Operating Officer